SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2007

QNECTIVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

    000-50494                                       57-1094726

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      (Commission File Number)         (IRS Employer Identification No.)

3702 South Virginia Street, G12-401, Reno, Nevada, 89502

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(Address of Principal Executive Offices)     (Zip Code)

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(Registrant's Telephone Number, Including Area Code)

Sotech, Inc.

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act(17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

(17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

            On February 12, 2007, Qnective, Inc (formerly Sotech, Inc.), a Nevada corporation (“Qnective”, the “Company”, “we”, or “us”) and MobilMedia Holdings AG (“MobilMedia”), an information technology holding company registered under the laws of Switzerland , entered into a Shareholder Agreement pursuant to which, Qnective and MobilMedia, a Swiss company, will create a Joint Venture in order to further the development of MobilMedia’s community messaging product.

On February 13, 2007 (the “Closing Date”), MobilMedia will transfer all patents, patent application, trademarks, prototypes, designs, blueprints and marketing material of the community messaging technology in exchange for 100 shares of common stock of the Joint Venture company, Qporter, Inc., a Nevada company.  Also on the Closing Date, Qnective advanced   $1,250,000 USD to the Joint Venture in exchange for 100 shares of common stock of the Joint Venture.  At of the Closing Date, Qnective and MobilMedia  each own 50% of the issued and outstanding common shares of the Joint Venture.

Qnective also has agreed to invest an additional $1,250,000 USD into the Joint Venture upon the satisfaction of certain conditions.  The conditions for Qnective’s additional $1,250,000 USD investment are that the Qporter product has secured at least $250,000 in commercial contracts from unaffiliated third party customers or secured 3,000 new subscribers and the Qporter product has successfully exited the BETA stage of its development cycle.  The determination of the product exiting the BETA stage must be agreed upon by all parties acting in a reasonable manner.

Among other things, under the Shareholder Agreement, MobilMedia also granted to Qnective the sole and exclusive option to purchase all of the shares of the Joint Venture owned by MobileMedia at the time of exercise of the option to purchase in exchange for 65% of the issued and outstanding shares of Qnective at the Closing Date,  subject to adjustment to account for dilution caused by the sale of equity of Qnective in order to raise funds to be invested in the Joint Venture.

The Shareholder Agreement also provides that Qnective (formerly Sotech) and MobilMedia will vote their shares so that the Board of the Joint Venture will be comprised of two directors and so that one nominee of each of them is a director of the Joint Venture.  The Shareholder Agreement further provides that any major decisions involving the Joint Venture, e.g., the winding up or liquidation of the Joint Venture, the consolidation, merger or amalgamation of the Joint Venture, will be decided by consultation and unanimous resolution of all the directors of the Joint Venture.

The Joint Venture vehicle, a Nevada company, has been incorporated under the name Qporter, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 12, 2007, Qnectvice, Inc. (formerly Sotech Inc.), a Nevada corporation (“Qnective”, the “Company”, “we”, or “us”) and MobilMedia Holdings AG (“MobilMedia”), an information technology company registered under the laws of Switzerland , entered into a Shareholder Agreement pursuant to which, Qnective and MobilMedia will  create a Joint Venture in order to further the development of MobilMedia’s community messaging technology product.

On February 13, 2007 (the “Closing Date”), MobilMedia will transfer all patents, patent application, trademarks, prototypes, designs, blueprints and marketing material of the community messaging technology in exchange for 100 shares of common stock of the Joint Venture company, Qporter, Inc, a Nevada company.  Also on the Closing Date, Qnective will advance $1,250,000 USD to the Joint Venture in exchange for 100 shares of common stock of the Joint Venture.  At of the Closing Date, Qnective and MobilMedia  each own 50% of the issued and outstanding common shares of the Joint Venture.

Qnective also has agreed to invest an additional $1,250,000 USD into the Joint Venture upon the satisfaction of certain conditions.  The conditions for Qnective’s additional $1,250,000 USD investment are that the Qporter product has secured at least $250,000 in commercial contracts from unaffiliated third party customers or secured 3,000 new subscribers and the Qporter product has successfully exited the BETA stage of its development cycle.  The determination of the product exiting the BETA stage must be agreed upon by all parties acting in a reasonable manner.

Among other things, under the Shareholder Agreement, MobilMedia also granted to Qnective the sole and exclusive option to purchase all of the shares of the Joint Venture owned by MobileMedia at the time of exercise of the option to purchase in exchange for 65% of the issued and outstanding shares of Qnective at the Closing Date,  subject to adjustment to account for dilution caused by the sale of equity of Qnective in order to raise funds to be invested in the Joint Venture.

The Shareholder Agreement also provides that Qnective and MobilMedia will vote their shares so that the Board of the Joint Venture will be comprised of two directors and so that one nominee of each of them is a director of the Joint Venture.  The Shareholder Agreement further provides that any major decisions involving the Joint Venture, e.g., the winding up or liquidation of the Joint Venture, the consolidation, merger or amalgamation of the Joint Venture, will be decided by consultation and unanimous resolution of all the directors of the Joint Venture.

The Joint Venture vehicle, a Nevada company, has been incorporated under the name Qporter, Inc.

Changes Resulting from the Acquisition

            We intend to discontinue our business of developing and marketing our price comparison software, the China Shoppers software product.  Our plan is focus on the development and commercialization of our technology platform that makes community networking seamless, convenient and inexpensive.

            Under Nevada law, the Board of Directors of Qnective and MobilMedia approved the creation of Qporter Inc. and its related transactions without stockholder approval, as Nevada Revised Statutes does not require stockholder approval.

Description of the Company

           Qnective, Inc. (formerly Sotech, Inc.) ("Qnective") was incorporated in Nevada as a development stage company on February 2, 2005 with a mission to create and market our price comparison software, the China Shoppers software product  Since its inception, the Company’s intention was to market the software program at retail prices to Internet storeowners who wish to maximize their customer’s visibility to Internet users and at wholesale prices to web page developers, who wish to resell our software to their Internet storeowner clients. Our board has recently determined that our business was not as successful as hoped and has sought other business opportunities.

Commencing in February 2007, the Company has embarked on an aggressive transition from a company developing price comparison software into a Company that will develop and market a technology platform that makes community networking seamless, convenient and inexpensive.

Accordingly, the Company changed its name to Qnective, Inc. on February 28, 2007  and has received a new trading symbol, QNTV.

Description of Business

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 7, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Overview

            We will be engaged in the research, development and commercialization a technology platform that makes community networking seamless, convenient and inexpensive through our Joint Venture Company, Qporter, Inc.

Development

            The assets that MobilMedia transferred to the joint venture include: know how, received trademarks, patent applications (if any), Intellectual Property rights and source codes for the community messaging software. Intellectual Property and source codes for the webserver and portal, all marketing and promotional equipment and all blueprints and architectural designs of the community messaging platform.   These assets are to be used to provide mobile and Internet users with an integrated community messaging service accessible from any place mobile service or Internet connectivity is available.

We have agreed to provide working capital to help develop these assets to what we hope will be a commercial product.  Our system is based on a technology platform that will facilitate communication, social networking and commerce by allowing users to access the Qnective environment from mobile and IP networks.

On February 13, 2007, MobilMedia transfered to Qporter, Inc., our 50% owned subsidiary, the MobilMedia assets. The MobilMedia assets are in a development stage. We agreed to invest up to $2,500,000 for the further development of the MobilMedia assets, half of which investment is contingent on Qporter meeting certain milestones that we will set in conjunction with MobilMedia.

Revenue Sources

While we do not currently have a revenue source, it is believed that once we obtain a critical mass of subscribers for the Qnective environment, we will derive revenues from multiple sources such as advertising fees, subscription fees sponsorship revenues.

Our revenue model will include advertising, sponsorship and enhanced subscription revenue for subscribers who wish to use value-added services such as e-commerce.  Other revenue opportunities may present themselves as carriers seek to enhance largely commoditized services with a Qnective bundle.

Products

Qnective provides mobile and Internet users with an integrated community messaging service accessible from any place mobile service and/or Internet connectivity is available.  The services provided encompasses a suite of communication tools proven to resonate with consumers.  These include inexpensive mobile SMS and MMS services as well as mobile and Internet access to a virtual word that includes extensive social networking and e-commerce functionality via a sophisticated and engaging user experience.

Qnective will provide these services using a technology platform that will unify several major communication and cultural trends into three distinct yet mutually reinforcing ways:

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A messaging and communication service that unifies IP and mobile networks and provided at a cost that radically undercuts the market for text and multi-media messaging (SMS and MMS service);

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Access to a virtual environment that hosts users/subsribers within a self-contained world wherein they can engage in a variety of online pursuits ranging from simple social interactions to quasi-immersive living using photo-realistic, two dimensional avatars; and

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Value-added services layered on the first two components of the Qnective experience such as advertiser sponsored virtual environments, contests and e-commerce outlets for a variety of activities.

The Company’s platform is based on a proprietary technology that permits users to access the Qnective environment from mobile and IP networks for no usage fees beyond those charged by the carrier or Internet access provider.

Qnective’s primary competitive advantage lies in its technology that consolidates three of the most striking recent communications and cultural trends in the past three years:

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Web 2.0 – The development of services and networks using the Internet as a platform for service delivery;

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The 3-D Web – a virtual world allowing businesses to advertise, test products and gain market intelligence; and

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SMS/MMS growth – the global growth of texting has been significant over the past five years.

Market

The mobile industry has continued to grow at a very rapid pace.  Along with this growth, so has the demand for more wireless services delivered using existing mobile technology networks as a delivery mechanism for a variety of services.

Along with the continued evolvement of information technology, the industry has seen the birth of social networking over the Internet where subscriber based websites act as an electronic medium for people from all over the world to meet online for a multitude of reasons, whether it is purely social in nature or to conduct business.

Marketing Strategy

Leveraging promotional impact of the combination of mobile and online access, the Company will launch an Internet-based viral marketing campaign previewing the Qnective virtual world’s features while inviting users to text and send multi-media using Qnective’s service called Qporter.  Based on recent precedents wherein social networking and virtual communities, there is sufficient movement to expect a high return for minimal investment.

Competition

           Social networking and virtual communities have grown tremendously in popularity over the past few years.  While each of the following are known competitors in various aspects in our target market, to our knowledge, none offer the ability to communicate and participate in these activities by using either Mobile technology (ie: cellular telephones) and/or Internet access from a desktop or laptop.  Some of these competitors are: Skype, MySpace, Second Life, Friendster and Facebook.

RISK FACTORS

            An investment in our common stock is highly speculative and involves a high degree of risk. Therefore, you should consider all of the risk factors discussed below, as well as the other information contained in this document. You should not invest in our common stock unless you can afford to lose your entire investment and you are not dependent on the funds you are investing.

            Please note that throughout this report, the words “we”, “our”, “us” or the “Company” refer to Qnective and Qporter, Inc.

Risks Associated with our Operations

We may require additional funds to achieve our current business strategy but we cannot be sure we will be able to obtain additional financing on terms favorable to us when needed.  If we are unable to obtain additional financing to meet our needs, our business operations may be adversely affected or terminated.

            We may or may not need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Such financing may not be available when needed. Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. However, at this time, we can not determine the amount of any additional funding that may or may not be necessary to implement such plan. We may not be able to obtain such financing if and when it is needed on terms we deem acceptable. Our inability to obtain financing would have a material negative effect on our ability to implement our expansion strategy, and as a result, could require us to diminish or suspend our expansion strategy.

           If we are unable to obtain financing should it be required on reasonable terms, we could be forced to delay, scale back or eliminate certain product and service development programs. In addition, such inability to obtain financing on reasonable terms could have a material negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

If we are unable to retain the services of our executive officers, or if we are unable to successfully recruit qualified managerial personnel and employees with experience in business and the telecommunication industry, we may not be able to continue our operations.

            Our success depends solely upon the continued service of executive management team and team of consultants.  The loss of the any combination of these individuals would have a material adverse effect on our growth, revenues, and prospective business. We do not maintain key-man insurance on the life of our executive officer. In addition, in order to successfully implement and manage our business plan, we will be dependent upon, among other things, successfully recruiting qualified managerial personnel and employees with experience in business and the telecommunications industry. Competition for qualified individuals is intense. There can be no assurance that we will be able to find, attract and retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms.

We may be unable to prevent certain employees or partners from competing with us if they leave our employment or terminate their relationship with us.

Our non-compete provisions may not be enforceable if we try to enforce such provisions. Even if our restrictive covenant is enforceable in Nevada, it does mean that covenant will be enforceable in other jurisdictions or at all. A court in, for example, Switzerland may decide not to enforce the restrictive covenant for public policy reasons, notwithstanding that the agreement is slated to be governed by Nevada law and notwithstanding that the restrictive covenant is enforceable in Nevada.

It is likely that additional shares of our stock will be issued in the normal course of our business development, which will result in a dilutive effect on our existing shareholders.

            We may issue additional stock as required to raise additional working capital in order to undertake company acquisitions, recruit and retain an effective management team, compensate our officers and directors, engage industry consultants and for other business development activities.

If we fail to adequately manage our growth, we may not be successful in growing our business and becoming profitable.

            We expect our business and number of employees to grow over the next year.

We expect that our growth will place significant stress on our operation, management, employee base and ability to meet capital requirements sufficient to support our growth over the next 12 months. Any failure to address the needs of our growing business successfully could have a negative impact on our chance of success.

If we acquire or invest in other businesses, we will face certain risks inherent in such transactions.

            We may acquire, make investments in, or enter into strategic alliances or joint ventures with, companies engaged in businesses that are similar or complementary to ours. If we make such acquisitions or investments or enter into strategic alliances, we will face certain risks inherent in such transactions. For example, we could face difficulties in managing and integrating newly acquired operations. Additionally, such transactions would divert management resources. We cannot assure you that if we make any future acquisitions, investments, strategic alliances or joint ventures that they will be completed in a timely manner, that they will be structured or financed in a way that will enhance our creditworthiness or that they will meet our strategic objectives or otherwise be successful. Failure to effectively manage any of these transactions could result in material increases in costs or reductions in expected revenues, or both.

“Penny Stock” rules may make buying or selling our common stock difficult.

            Trading in our securities is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker- dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. Broker- dealers who sell penny stocks to certain types of investors are required to comply with the Commission’s regulations concerning the transfer of penny stocks. These regulations require broker-dealers to:

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Make a suitability determination prior to selling a penny stock to the purchaser;

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Receive the purchaser’s written consent to the transaction; and

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Provide certain written disclosures to the purchaser.

We may encounter a lack of commercial acceptance of our Qporter products, which would impair the profitability of our business.

The largest known industry competitors actively marketing social networking products, such as Skype and Second Life, currently have a large share of our target market.   As a result, we cannot be certain that our Qnective products will achieve the market acceptance at a level that would allow us to operate profitably.

We may be subject to intellectual property litigation such as patent infringement claims, which could adversely affect our business.

Our success will also depend in part on our ability to develop our technology and commercially viable products without infringing the proprietary rights of others.  If we are forced to litigate an intellectual property dispute, we will have to divert management’s attention from developing our technology and marketing our Qporter products and will have to incur substantial costs regardless of whether we are successful. An adverse outcome could subject us to significant liabilities to third parties, and force us to curtail or cease the development and commercialization of our Qporter products.

We have only a 50% interest in Qporter, Inc.  and cannot control it fully; we may have unresolveable disputes with our partner

We have acquired a 50% interest in Qporter, the company that is developing the technology platform. We have partnered with MobilMedia, a Swiss company that has developed the Qporter assets to this point. We have agreed to enter a shareholder agreement with Qporter but we may not be able to agree with MobilMedia on major decisions affecting Qporter. If we are unable to resolve issues with our partner our business will suffer and we may not be able to develop any products.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

            The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this 8K.

Background on Company

Overview

                      Qnective, Inc. (formerly Sotech, Inc.) ("Qnective") was incorporated in Nevada as a development stage company on February 2, 2005 with a mission to create and market our price comparison software, the China Shoppers software product  Since its inception, the Company’s intention was to market the software program at retail prices to Internet storeowners who wish to maximize their customer’s visibility to Internet users and at wholesale prices to web page developers, who wish to resell our software to their Internet storeowner clients. Our board has recently determined that our business was not as successful as hoped and has sought other business opportunities.

Commencing in February 2007, the Company has embarked on an aggressive transition from a company developing price comparison software into a Company that will develop and market a technology platform that makes community networking seamless, convenient and inexpensive.

Accordingly, the Company changed its name to Qnective, Inc. on February 28, 2007  and has received a new trading symbol, QNTV.

Plan of Operation

During the next 12 months, the Company will focus on building a critical mass of subscribers while developing advertising relationships to reduce equity requirements while leveraging the brand association.  These advertising relationships will be a function of extensive industry contacts as well as the perceived value of the marketing benefit of pervasive access combined with social networking and a highly attractive user interface.

During the 24 months following that, the Company will be devoted to supporting additional users as well as supporting the growing demand for additional services such as e-commerce, expanded mobile functionality, and greater reach as refining the advertising model to reflect on-line advertising trends.

Our expenditures for the next 12 months are expected to include:

Research and Development:

         $   687,850

Employment costs

         $   725,000

Legal and accounting

         $   275,000

Travel

         $   187,200

Marketing

         $   565,500

Working capital

         $     50,000
Total

         $2,490.550

We expect to fund our expected expenditures from financings conducted either privately or through the public market. We cannot be sure that we will be successful at raising funds are we require them. If we cannot raise a total of $2,500,000, we will be in breach of our agreement with MobileMedia. We cannot be sure what the terms of any successful capital raising will include, and the directors will have to consider market conditions when negotiating with potential brokers or investors. There are no current agreements in place for the raising of additional capital.

While the Company does not have a history of generating revenues, it believes that through its interest in Qporter, if its products are successful, it will have an opportunity to realize a potentially significant revenue stream through the marketing of its mobile and Internet community messaging services.

As mentioned in this 8K, the potential market for these products is significant and work has begun to develop the network that will be necessary to bring these products to market.

Off-Balance Sheet Arrangements

            We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, result of operations, liquidity or capital expenditures.

Employees

            The Company has only one employee, its President and CEO.  However, Qporter, Inc. will have approximately 10 employees who will be working on the commercialization of the Qnective group of products and the development of the sales distribution network.  We anticipate will outsource our resource requirements whenever possible.  However, we do anticipate that Qporter will require additional human resources as the execution of our business plan continues to evolve.

Properties

            The Company does not yet maintain a principal executive office.  Instead, it uses a mail forwarding service at 3702 South Virginia Street, Suite G12-401, Reno, NV, 89502

Legal Proceedings

            We are not aware of, or party to, any pending or threatened legal proceedings.

Directors and Executive Officers

            The following table sets forth information regarding the members of Qnective’s Board of Directors and its executive officers on December 20, 2006 The directors listed below will serve until the next annual meeting of the Company’s stockholders.

Name	Age	Position
Joe Hicks	45	President, CEO and CFO, Director

            The principal occupation for the past five years (and, in some instances, for prior years) of each of our directors and officers are as follows:

JOE HICKS was elected to our board of directors on December 20, 2006.  Mr. Hicks is the founder and President of a successful Residential Mortgage company located in the State of Utah.  Mr. Hicks comes with an impressive network of professionals such as Real Estate Developers, attorneys, CPAs and investors located throughout the US.  Mr. Hicks graduated from Boise State University with a BBA degree in Management.  Prior to launching his Residential Mortage company, Mr. Hicks held many management positions for companies in a variety of industries.

Board of Directors Composition and Committees

            Effective December 20, 2006, the Board of Directors is comprised of Joe Hicks.

Director Compensation

           The Company may compensate non-management directors through the issuance of stock awards including, without limitation, stock options, restricted stock awards, stock grants and/or stock appreciation rights. The Company intends to make such awards pursuant to a stock option plan or employee incentive plan to be approved by the Company.

Indemnification of Directors and Officers

            As permitted by the provisions of the Nevada Revised Statutes (“NRS”), we have the power to indemnify any person made a party to an action, suit or proceeding by reason of the fact that they are or were a director, officer, employee or agent of the Company, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any such action, suit or proceeding if they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, our best interest and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to our best interests, and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful.

           We must indemnify a director, officer, employee or agent who is successful, on the merits or otherwise, in the defense of any action, suit or proceeding, or in defense of any claim, issue, or matter in the proceeding, to which they are a party because they are or were a director, officer, employee or agent, against expenses actually and reasonably incurred by them in connection with the defense.

           We may provide to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as the expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by us.

            The NRS also permits a corporation to purchase and maintain liability insurance or make other financial arrangements on behalf of any person who is or was

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a director, officer, employee or agent of the corporation,

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or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises.

            Such coverage may be for any liability asserted against them and liability and expenses incurred by them in their capacity as a director, officer, employee or agent, or arising out of their status as such, whether or not the corporation has the authority to indemnify them against such liability and expenses.

           Insofar as indemnification for liabilities arising under the Securities Act, as amended, may be permitted to officers, directors or persons controlling our company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Certain Relationships and Related Transactions

None.

Description of Securities

            We are authorized to issue 75,000,000 shares of common stock, par value $0.01 per share.  We have a total of 57,750,000  shares of common stock issued and outstanding following a 16.5 to 1 forward stock split for shareholders of record on March 12, 2007.

           All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitled the hold thereof (a) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (b) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (c) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. Our common stock is not subject to redemption and carries no subscription or conversion rights.

           In addition, such authorized but un-issued common shares could be used by the board of directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a “poison pill.”

Market Price of and Dividends on Our Common Equity and Related Stockholder Matters

            The Company is eligible to participate in the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System, under the trading symbol "QNTV".   The Company’s shares of common stock have not been traded on the over-the-counter securities market since it has become eligible.

            The information set forth in Item 1.01 is incorporated herein by reference.

     (D)

   Exhibits

2.01- Shareholder Agreement with MobilMedia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Sellcell.net

Date: April 12, 2007

  By:/s/ Joe Hicks

Name: Joe Hicks

Title: President and CEO